UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019 (May 30, 2019)

Harvest Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	80-0656612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 750, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 651-1144

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On May 30, 2019, Harvest Oil & Gas Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of Kirkland & Ellis LLP, 609 Main Street, Suite 4700, Houston, Texas 77002. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 10,042,468 shares of common stock outstanding on the record date, April 1, 2019. A summary of the matters voted upon by the stockholders at the Annual Meeting and the final voting results for each such matter are set forth below.

Proposal 1

The stockholders elected the nominees listed below as directors of the Company to serve until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Timothy S. Caflisch	6,409,640	110,399	0
Patrick Hickey	6,410,921	109,118	0
Michael E. Mercer	6,413,375	106,664	0
James F. Murchison	6,410,927	109,112	0
Steven J. Pully	6,410,511	109,528	0

Proposal 2

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, with votes as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,326,298	101,845	91,896	0

Proposal 3

The stockholders recommended, on an advisory basis, a one year frequency for future advisory votes to approve the compensation of the Company’s named executive officers, with votes as follows:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstained	Broker Non-Votes
6,332,590	1,798	4,047	181,604	0

In accordance with the voting results for this proposal, the Company has determined that it will hold future stockholder advisory votes to approve the compensation of the Company’s named executive officers (“say-on-pay votes”) on an annual basis until the next stockholder advisory vote on the frequency of future say-on-pay votes is conducted or until the Company determines that it is in the best interest of the Company to hold say-on-pay votes with a different frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2019	Harvest Oil and Gas Corp.

	By:	/s/ RYAN STASH
Ryan Stash
Vice President and Chief Financial Officer